UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2007

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	No. 04-2680009

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to Current Report on Form 8-K is being furnished by EMC Corporation (“EMC”) to clarify the disclosures made in EMC’s Current Report on Form 8-K on February 9, 2007.

Item 8.01. Other Events.

On February 7, 2007, EMC Corporation (“EMC”) issued a press release announcing its intention to sell approximately 10% of its wholly-owned subsidiary, VMware, Inc. in an initial public offering. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of EMC Corporation dated February 7, 2007

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:   /s/    Paul T. Dacier

        Paul T. Dacier

        Executive Vice President and

        General Counsel

Date: February 12, 2007

3

EXHIBIT INDEX

Exhibit No.           Description

99.1	Press Release of EMC Corporation dated February 7, 2007